Contingent Payment	6 Months Ended
Jun. 30, 2022
Disclosure of contingent liabilities in business combination [abstract]
Contingent Payment

20. CONTINGENT PAYMENT

Total
As at December 31, 2021	236
Re-measurement (1)	251
Liabilities Settled or Payable	(487)
As at June 30, 2022	—
(1)     Contingent payment was carried at fair value. Changes in fair value were recorded in net earnings (loss).
On May 17, 2022, the contingent payment obligations associated with the acquisition of a 50 percent interest in the FCCL Partnership (“FCCL”) from ConocoPhillips Company and certain of its subsidiaries ended. As at June 30, 2022, $177 million was payable and represents the final amount owing under this agreement (December 31, 2021 – $160 million). The final payment will be made in July 2022.